Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Jackson Acquisition Company (the “Company”) for the period ended March 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Douglas B. Kline, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 23, 2022
		By:	/s/ Douglas B. Kline
		Name:	Douglas B. Kline
		Title:	Chief Financial Officer
(Principal Financial Officer)